INVESTORS: Kenneth A. Czaja, CFO
                                                                    925.941.6260
                                                            MEDIA: Chris Edwards
                                                                    925.279.2926

                     BRITESMILE CORRECTS SECOND QUARTER 2005
                                  BALANCE SHEET



WALNUT CREEK, CA - August 17, 2005 - BriteSmile, Inc. (NasdaqSC: BSML), a leading international provider of state-of-the-art teeth-whitening systems, today released corrected balance sheet entries for the second quarter of 2005 ended June 25.

Certain line items on the Company's balance sheet dated as of the end of the second fiscal quarter, June 25, 2005, as previously reported in a press release dated August 15, 2005, have been corrected. The corrected balance sheet is attached.

Also attached for convenience is a copy of the results of operations of the Company for the 13 and 26 weeks ended June 25, 2005, and the table Reconciling Non-GAAP Financial Measures to Net Loss. No changes have been made to the previously reported results of operations other than item heading clarifications. The EBITDA Reconciliation Table previously included in the August 15, 2005 release has been corrected to delete an irrelevant line item.


                                      # # #

BriteSmile has developed and manufactures the most advanced teeth whitening technology available, as well as manages state-of-the-art BriteSmile Professional Teeth Whitening Centers. BriteSmile Centers are currently operating in Beverly Hills, Irvine, Palo Alto, Walnut Creek, San Francisco and La Jolla, CA; Houston, TX; Denver, CO; Boston, MA; Boca Raton, FL; Atlanta, GA; New York, NY; Chicago and Schaumburg, IL; and, Phoenix, AZ. In addition to BriteSmile Centers, the Company has established more than 5,000 Associated Centers. Of the BriteSmile Associated Centers, more than 2000 are located outside of the United States, in more than 75 countries. For more information about BriteSmile's procedure, call 1-800-BRITESMILE or visit the Company's Website at www.britesmile.com .

                                      # # #

This release, other than historical information, consists of forward-looking statements that involve risks and uncertainties such as the Company's ability to continue past revenue and EBITDA growth, its ability to establish Associated Centers and Professional Teeth Whitening Centers, the ability of those Centers to attract clients, the development and introduction of new products, acceptance of those new products in the marketplace, development of new strategic and marketing relationships in the United States and internationally, and the Company's continued ability to secure financing to support its operations. Readers are referred to the documents filed by BriteSmile with the Securities and Exchange Commission, specifically the Company's most recent reports on Forms 10-K and 10-Q, that identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements. BriteSmile and its affiliates disclaim any intent or obligation to update these forward-looking statements.

Non-GAAP Financial Information

BriteSmile provides non-GAAP EBITDA or earnings before interest, taxes, depreciation and amortization as additional information for its operating results. These measures are not in accordance with, or an alternative for, financial measures calculated in accordance with generally accepted accounting principles, including net income or loss, the most directly comparable GAAP measure, and may be different from non-GAAP measures used by other companies. BriteSmile's management believes this non-GAAP measure is useful to investors because of: (i) the significant amount of non-cash depreciation and amortization incurred by the Company in its operating results ($1.6 million in the second quarter of 2005 and $1.7 million in the second quarter of 2004), (ii) the non-cash amortization of the discount on debt of $0.7 million in the second quarter of 2005 and $0.1 million in the second quarter of 2004, and (iii) the mark-to-market loss related to the convertible notes of $0.1 million in the second quarter of 2005. Investors are cautioned that the items excluded from EBITDA are significant components in understanding and assessing BriteSmile's financial performance.

                               BRITESMILE, INC.
             CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS DATA
                                   (unaudited)
                       ($ in thousands, except share data)

                                       13 weeks         13 weeks         26 weeks         26 weeks
                                        ended            ended            ended            ended
                                       June 25,         June 26,         June 25,         June 26,
                                         2005             2004             2005             2004
    REVENUES:
      Center whitening fees, net   $     4,149      $     4,903      $     8,581      $     9,244
      Associated Center
       whitening fees, net               4,521            5,955            8,683           10,962
      Product and other revenue          1,399            1,873            2,752            4,295
        Total revenues, net             10,069           12,731           20,016           24,501

    OPERATING COSTS AND
     EXPENSES:
      Operating and occupancy
       costs                             5,060            4,068            9,261            8,174
      Selling, general and
       administrative expenses           8,815            7,414           17,874           14,256
      Research and development
       expenses                             74              143              149              315
        Total Operating Costs and
         Expenses, excluding
         depreciation,
         amortization                   13,949           11,625           27,284           22,745

        Operating income (loss)
         before depreciation and
         amortization (EBITDA)          (3,880)           1,106           (7,268)           1,756

        Depreciation and
         amortization                    1,618            1,677            3,209            3,350
          Loss from operations          (5,498)            (571)         (10,477)          (1,594)

        Amortization of discount
         on debt                          (663)             (65)          (1,300)            (128)
        Gain (loss) on mark-to-
         market of convertible
         note instruments                  (99)              --            2,631               --
        Other income/(expense),
         net                              (517)             (93)            (725)            (192)
          Loss before income tax
           provision                    (6,777)            (729)          (9,871)          (1,914)

    INCOME TAX                              25               --              121               57

          Net loss                 $    (6,802)     $      (729)     $    (9,992)     $    (1,971)

    BASIC AND DILUTED NET LOSS
     PER SHARE                     $     (0.65)     $     (0.07)     $     (0.95)     $     (0.19)

    WEIGHTED AVERAGE SHARES -
     BASIC AND DILUTED              10,548,621       10,309,478       10,519,416       10,250,885

      Reconciliation of Non-GAAP financial measures - EBITDA to Net Loss
                                 (unaudited)
                                ($ in thousands)

                                               13             13             26               26
                                              weeks         weeks           weeks            weeks
                                              ended          ended          ended            ended
                                            June 25,        June 26,       June 25,         June 26,
                                              2005           2004            2005             2004

    Net loss                               $(6,802)         $(729)         $(9,992)         $(1,971)
    Add back:  Other income/
     (expense), net                            517             93              725              192
    Add back:  Amortization of
     debt discount                             663             65            1,300              128
    Add back:  Income tax expense               25             --              121               57
    Add back:  Depreciation and
     amortization                            1,618          1,677            3,209            3,350
    (Gain)/loss from mark-to-market
     of financial instruments related
     to convertible debt                        99             --           (2,631)              --
      EBITDA                                (3,880)         1,106           (7,268)           1,756

                                BRITESMILE, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (unaudited)
                       ($ in thousands, except share data)

                                                   June 25,       December 25,
                                                     2005              2004
                                                --------------  ----------------
            ASSETS

    CURRENT ASSETS:
      Cash and cash equivalents                 $    9,956      $     18,880
      Trade accounts receivable, net of
       allowances of $469 and $448,
       respectively                                  2,262             2,118
      Inventories                                    1,067             1,635
      Prepaid expenses and other                       674               704
        Total current assets                        13,959            23,337

    PROPERTY AND EQUIPMENT, net                     12,865            12,426

    OTHER ASSETS                                     2,945             3,843

    INTANGIBLES, net                                 5,142             5,469

    TOTAL ASSETS                                $   34,911      $     45,075

            LIABILITIES AND SHAREHOLDERS' EQUITY

    CURRENT LIABILITIES:
      Accounts payable                          $    5,638      $      5,182
      Accrued liabilities                            6,915             6,867
      Deferred revenue                               1,756             1,049
      Current portion of long-term debt and
       capital lease obligations                     1,816             2,137

         Total current liabilities                  16,125            15,235

    LONG-TERM LIABILITIES:
      Long-term debt and capital lease
       obligations                                  12,265            15,650
      Other long term liabilities                    1,848             1,608

        Total long-term liabilities                 14,113            17,258

        Total liabilities                           30,238            32,493

    STOCKHOLDERS' EQUITY:
      Common stock, $.001 par value;
       50,000,000 shares authorized;
       10,522,646 and 9,525,265 shares issued
       and outstanding, respectively                    38                38
      Additional paid-in capital                   172,684           170,601
      Accumulated deficit                         (168,049)         (158,057)
        Total shareholders' equity                   4,673            12,582

    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY  $   34,911      $     45,075